UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): August 3, 2009

NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-148977	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

Today Noranda Aluminum Holding Corporation (“the Company”) issued a press release and will hold a conference call regarding its financial results for the quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2009, the Company’s Board of Directors approved an amendment to the Company’s by-laws. The amendment provides that: (i) A quorum of directors shall include at least one Apollo representative so long as there is at least one Apollo representative on the Board of Directors and (ii) this bylaw may not be amended, modified, or replaced without the approval of no less than two-thirds of the Directors including at least one Apollo representative if there is at least one Apollo representative on the Board of Directors.

The preceding description is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits

Exhibit
Number	Description

3.1	Amended and restated bylaws dated August 3, 2009

99.1	Press release dated August 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM
HOLDING CORPORATION

Date:	August 4, 2009	By:	/s/ Robert B. Mahoney
Robert B. Mahoney
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and restated bylaws dated August 3, 2009

99.1	Press release dated August 4, 2009